UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 9, 2006

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

5455 Spine Road, Suite C, Boulder, Colorado   80301
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 527-2903

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANTS

      Effective June 9, 2006, the Company’s Board of Directors dismissed Stark, Winter Schenkein & Co. LLP, as independent auditors of the Company.  The Board of Directors approved the dismissal; as there is no standing audit committee of the Board.  The audit reports of Stark, Winter Schenkein & Co. LLP on the financial statements of the Company as of and for the years ended June 30, 2002, 2003, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were qualified or modified as to audit scope or accounting principles except that the reports of Stark, Winter Schenkein & Co. LLP on the financial statements of the Company as of and for the fiscal years ended June 30, 2002, 2003 and 2004 each contained an emphasis paragraph as to the uncertainty of the Company's ability to continue as a going concern.

       Effective June 9, 2006, the Company's Board of Directors approved the appointment of Schumacher & Associates, Inc., to serve as the Company's independent accountant to audit the Company's financial statements.  Prior to its engagement as the Company's independent accountant, the Company had not consulted Schumacher & Associates, Inc., with respect to the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company's financial statements. The engagement of Schumacher & Associates, Inc., was effective on June 9, 2006.

        In connection with the audits of the Company's financial statements for the fiscal years ended June 30, 2002, 2003, 2004 and 2005, and in connection with the subsequent period up to June 9, 2006 (the date of dismissal), there were no disagreements with Stark, Winter Schenkein & Co. LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Stark, Winter Schenkein & Co. LLP would have caused Stark, Winter Schenkein & Co. LLP to make reference to the matter in its report of the financial statements for such years; and there were no reportable events as defined in Item 304(a) (1) (iv) (B) of Regulation S-B. Stark, Winter Schenkein & Co. LLP has not reported on financial statements for any periods subsequent to June 30, 2005.

        Global Casinos, Inc. has provided Stark, Winter Schenkein & Co. LLP with a copy of the above disclosures. Attached as Exhibit 16.0 is a copy of Stark, Winter Schenkein & Co. LLPs’ letter, dated June 14, 2006 stating its agreement with such statements.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

16.0

Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith files the letter of Stark, Winter Schenkein & Co. LLP, Accountants, former accountants to the Company.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Casinos, Inc (Registrant)

Dated: June 14, 2006	/s/ Clifford L. Neuman Clifford L. Neuman, President